UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 15, 2008

                                ABC FUNDING, INC.
             (Exact Name of Registrant as Specified in its Charter)

Nevada                             333-121070                       56-2458730
------                             ----------                       ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

    c/o Thompson & Knight LLP, 919 Third Avenue, Floor 39, New York, NY 10022
    -------------------------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (212) 561-3601

                   3 Park Avenue, Floor 16, New York, NY 10016
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation

      On May 15, 2008, our Board of Directors designated out of our "blank check preferred stock" authorized for issuance under our Articles of Incorporation (the "Articles") two different series of preferred stock, $.001 par value, having the rights, preferences, powers, restrictions and obligations as are set forth in the applicable Certificates of Designation, as follows:

            o Up to 300,000 shares, entitled "Series A Preferred Stock", in the form of that Certificate of Designation attached as Exhibit 99.1 hereto (the "Series A Preferred"), providing for automatic conversion at an initial conversion rate of 20 shares of our common stock, $.001 par value ("Common Stock"), for every one (1) share of Series A Preferred being converted, on the effectiveness of the Charter Amendment (as defined below); and

            o Up to 200,000 shares, entitled "Series B Preferred Stock", in the form of that Certificate of Designation attached as Exhibit 99.2 hereto (the "Series B Preferred"), providing for automatic conversion at an initial conversion rate of 28.58 shares of Common Stock for every one (1) share of Series B Preferred being converted, upon the effectiveness of the Charter Amendment;

      The Certificates of Designation with respect to the Series A Preferred and the Series B Preferred were filed with the Secretary of State of Nevada on May 15, 2008 and were effective upon filing.

      Under the Certificates of Designation, the holder is not entitled to any dividends, preemption, voting or other rights as a stockholder of our Company prior to conversion of the underlying preferred stock in accordance with the applicable Certificate of Designation.

      To enable our issuance of the Common Stock upon conversion of the shares of Preferred Stock, our Board of Directors and the holders of a majority of our outstanding shares of Common Stock have approved (i) filing an amendment to our Articles increasing the number of authorized shares of Common Stock to 149,000,000 (the "Charter Amendment") and (ii) filing with the Securities and Exchange Commission an Information Statement on Schedule 14C relating to the Charter Amendment and our stockholders' consent thereto.

      Reference is made to the Certificates of Designation, copies of which are filed as Exhibits hereto and incorporated herein by this reference, and the above summary of the Series A Preferred and the Series B Preferred is qualified in its entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Certificate of Designation, dated May 15, 2008, with respect to Series A Preferred Stock

    Exhibit 99.2 Certificate of Designation, dated May 15, 2008, with respect to Series B Preferred Stock

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2008                           ABC Funding, Inc.


                                              By: /s/ Steven Barrenechea
                                                  ------------------------------
                                                  Name:  Steven Barrenechea
                                                  Title: Chief Executive Officer

                                  Exhibit Index

    Exhibit             Name of Document
    -------             ----------------

    Exhibit 99.1 Certificate of Designation, dated May 15, 2008, with respect to Series A Preferred Stock

    Exhibit 99.2 Certificate of Designation, dated May 15, 2008, with respect to Series B Preferred Stock